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                                                                   EXHIBIT 23.01
                                                                   -------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-88669, No. 33-13995, No. 33-67940, No. 33-72438
and No. 333-06025) of Nashua Corporation of our report dated February 4, 1998, except as to the Business Changes Note which is as of March 10, 1998, appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.






Price Waterhouse LLP
Boston, Massachusetts
March 24, 1998
































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